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                          BONE, MUSCLE AND JOINT, INC.
                            4800 N. Federal Highway
                                   Suite 104D
                           Boca Raton, Florida 33431

                                                                  April 30, 1997

South Texas Spinal Clinic, P.A.
7614 Louis Pasteur
Suite 300
San Antonio, Texas  78229

                              Tri-Party Agreement


Dear Sirs:

     Reference is made to the Management Services Agreement dated as of December 23, 1996, between Bone, Muscle and Joint, Inc. (the "Company"), and South Texas Spinal Clinic, P.A. (the "Medical Group"). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Management Services Agreement.

     In connection with the provision of Management Services under the Management Services Agreement, the Company proposes to enter into a loan agreement (the "Loan Agreement") with HCFP Funding, Inc. ("HCFP"). In order to effectuate the financing provided under the Loan Agreement, HCFP has requested that the Company and the Medical Group enter into an amendment (the "Amendment") to the Management Services Agreement, substantially in the form attached hereto as Annex I.

     To induce the Medical Group to enter into the Amendment, the Company hereby agrees to, and does by its signature hereon, instruct HCFP to deliver to the Medical Group, for so long as the Management Services Agreement and the Loan Agreement are in effect, the Semi-Monthly Draw, if any, payable by the Company to the Medical Group under the Management Services Agreement. HCFP is hereby instructed to deliver the Semi-Monthly Draw by wire transfer of funds to an account designated by the Medical Group on the first day and the fifteenth day of each month (or the business day immediately following, if such date occurs on a day on which HCFP is not open for business). The Company and, by its signature below, the Medical Group hereby acknowledge that HCFP's performance in accordance with the foregoing instructions is subject to the terms and conditions of the Loan Agreement with respect to the extension of credit to the Company by HCFP.

     In addition to the foregoing, HCFP agrees (by its countersignature hereto) to deliver to the Medical Group a copy


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South Texas Spinal Clinic, P.A.

April 30, 1997
Page 2


of any notice of default under the Loan Agreement (a "Default Notice") sent by HCFP to the Company. HCFP's obligation set forth in the preceding sentence shall in no event serve to modify the obligations of the Company or the rights of HCFP under the Loan Agreement.


     The parties hereto acknowledge that in the event the Medical Group receives a Default Notice from HCFP or does not receive the Semi-Monthly Draw on the applicable Draw Date, the Medical Group shall have the right (to be exercised in its sole discretion) to terminate the Management Services Agreement by written notice to the Company (with a copy to HCFP), which notice must be delivered no later than 15 days prior to the Termination Date (as hereinafter defined). Such termination shall be effective as of the date (the "Termination Date") that is 30 days after the last Draw Date on which the Medical Group received its Draw. In the event of such termination, the Company's rights set forth in Section 3.19(a) of the Management Services Agreement with respect to any Accounts generated after the Termination Date shall be revoked.


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South Texas Spinal Clinic, P.A.
April 30, 1997
Page 2

     If the foregoing meets with your approval, please sign this letter in the space provided below and return a copy of this letter to me via facsimile and the original via regular mail.

                                             Very truly yours,

                                             Bone, Muscle and Joint, Inc.


                                             By:
                                                --------------------------------
                                                David H. Fater
                                                Executive Vice President and
                                                   Chief Financial Officer

Acknowledged and Agreed to
   by each of the following:

HCFP Funding, Inc.


By:
   -----------------------------
   Name:

   Title:

   Address for Notices:

2 Wisconsin Circle
Suite 320
Chevy Chase, Maryland 20815

South Texas Spinal Clinic, P.A.

By:
   -----------------------------
   Dr. Gilbert Meadows, M.D.
   President

   Address for Notices:

7614 Louis Pasteur
Suite 300
San Antonio, Texas 78229